Provision for contingencies	12 Months Ended
Dec. 31, 2021
Provisions [abstract]
Provision for contingencies	Provision for contingencies
The Group companies are party to labor, civil and tax litigation in progress, which are being addressed at the administrative and judicial levels, as well recognize risks of their activities that may require the recording of provisions.
19.1.    Probable losses, provided for in the statement of financial position
The provisions for probable losses arising from these matters are estimated and periodically adjusted by management, supported by the opinion of its external legal advisors. The amount, nature and the movement of the liabilities is summarized as follows:

	Civil	Labor	Tax	Total

Balance at December 31, 2019	8,876	688	—	9,564
Additions	3,567	409	—	3,976
Reversals	(1,389)	(328)	—	(1,717)
Interests	481	39	—	520
Payments	(1,963)	(230)	—	(2,193)
Balance at December 31, 2020	9,572	578	—	10,150
Additions	12,376	6,090	184	18,650
Reversals	(4,773)	(8,249)	(1,365)	(14,387)
Interests	1,847	402	4,068	6,317
Payments	(9,318)	(58)	(804)	(10,180)
Business combination (a)	5,906	17,620	147,773	171,299
Balance at December 31, 2021	15,610	16,383	149,856	181,849

(a)	As part of the Linx acquisition we have recorded an amount of R$164,259 related to civil, labor and tax legal suits of the PPA Linx contingency and R$7,040 related to tax contingencies of Questor.
Under business combination rules, the Company recognized a provision for tax treatments adopted when calculating income tax and social contribution on net income. The provision recorded as of December 31, 2021 regarding tax matters on business acquired from Linx Sistemas represents R$82,012.
19.2.    Possible losses, not provided for in the statement of financial position
The Group has the following civil and labor litigation involving risks of loss assessed by management as possible, based on the evaluation of the legal advisors, for which no provision was recognized:

	2021	2020

Civil	130,908	46,169
Labor	62,299	15,024
Tax	30,324	—
Total	223,531	61,193
The nature of the civil, labor and tax litigations is summarized as follows:
•The Group is part of two lawsuits filed by a financial institution against merchants accredited to Stone. In the lawsuits, Stone was requested to abstain from prepaying receivables related to any credits from the accredited merchants, originating from credit and debit cards, in addition to having been requested that the amounts arising from the transactions be paid at the bank's domicile of the financial institution claiming the action. Due to the lack of effective involvement of the company in the merits of the case, the provision is for possible loss in the total amount of R$12,579 as of December 31, 2021 (R$10,835 as of December 31, 2020).
•The Group is party of a series of lawsuits brought by merchants characterized as customers of a sub-acquirer previously served by Stone. This sub-acquirer had difficulties in settling the funds of debit and credit transactions carried out by the aforementioned establishments and the total amount of possible loss of the actions in which Stone was called, on December 31, 2021 was R$8,186 (R$1,255 on December 31, 2020).
•The Group is party to a collection lawsuits filed by a commercial partner, responsible for part of the capture and indication of commercial establishments to be accredited, with exclusivity, to the MNLT and Stone system, which was ended by the Group. The amount considered as a possible loss is R$9,728 (R$103 as of December 31, 2020).
•The Group is also a party to a lawsuit filed by a financial institution victim of fraud. It requests the retention and repatriation of amounts possibly spuriously transacted through the Company's payment systems. The amount considered as a possible loss is R$6,249 as of December 31, 2021 (R$5,631 as of December 31, 2020).
•The Group is party to lawsuits connected with its operation. The demands are related to (i) risk analysis and retention of receivables, (ii) risk analysis related to the payment account operation, (iii) credit concession operation by SCD, (iv) disputed transactions through credit card (Chargebacks). The total amount involved in those lawsuits and considered as a possible loss is R$35,088 as of December 31, 2021 (R$7,939 as of December 31, 2020).
•In the labor courts, the Group can be, sued in two cases: (i) actions by former employees and (ii) actions by former employees of outsourced companies, contracted by Stone. In these lawsuits, we have two recurring requests: placement in a different job category and payment of overtime. The total amount involved in those lawsuits and considered as a possible loss is R$23,756 for which the risk of loss is possible as of December 31, 2021 (R$10,335 as of December 31, 2020). There are no individual representative case.
•As of December 31, 2021, the Company has a dispute against a market participant from register of receivables regarding amounts charged considered undue by the Group. The amounts recognized by the Company were R$1,185, recorded as probable contingencies, and there is an amount as a possible loss of R$27,203 that the company understands to be a possible loss.
•Action for annulment of tax debits regarding the tax assessment assessed by the State Treasury Attorney's office on the understanding that the Company would have carried out lease of equipment and data center spaces from January 2014 to December 2015, on the grounds that the operations would have the nature of services of telecommunications and therefore would be subject to ICMS tax at the rate of 25% and a fine equivalent to 50% of the updated tax amount for failure to issue ancillary obligations tax. As of December 31, 2021, the updated amount recorded as probable loss is R$21,934, and the amount of R$27,376 is considered as a possible loss (contingency arising from Linx´s acquisition).
19.3.    Judicial deposits
For certain contingencies, the Group has made judicial deposits, which are legal reserves the Group is required to make by the Brazilian courts as security for any damages or settlements the Group may be required to pay as a result of litigation.
The amount of the judicial deposits as of December 31, 2021 is R$14,887 (2020 - R$20,448), which are included in Other assets in the non-current assets.